UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 13, 2017 (November 8, 2017)
____________________________________________________________
TerraForm Power, Inc.
(Exact name of registrant as specified in its charter)
 ______________________________________________________________

Delaware	001-36542	46-4780940
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I. R. S. Employer Identification No.)

7550 Wisconsin Avenue, 9th Floor, Bethesda, Maryland 20814
(Address of principal executive offices, including zip code)

(240) 762-7700
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.
New Term Loan
On November 8, 2017, TerraForm Power Operating, LLC (“TERP Operating”), an indirect subsidiary of TerraForm Power, Inc., entered into a new senior secured term loan credit facility (“New Term Loan”) with Royal Bank of Canada, as Administrative Agent and as Collateral Agent, HSBC Bank Canada, Bank of Montreal, Bank of Nova Scotia, Natixis Securities Americas LLC, RBC Capital Markets and Sumitomo Mitsui Banking Corporation, as Joint Lead Arrangers and Joint Bookrunners, and the lenders party thereto. The New Term Loan will be used to repay and terminate the non-recourse portfolio term loan entered into by an indirect subsidiary of the Company in December 2015 (the “Midco Portfolio Term Loan”) (described below) and for other general corporate purposes and working capital requirements of TERP Operating.
The New Term Loan consists of a term loan facility in an aggregate principal amount of $350.0 million. The New Term Loan matures on the five-year anniversary of the closing date of such facility. TerraForm Power, LLC (“Terra LLC”) and each of TERP Operating’s existing and subsequently acquired or organized domestic restricted subsidiaries (excluding non-recourse subsidiaries other than certain identified unencumbered non-recourse subsidiaries) are or will become guarantors under the New Term Loan. As further described below, the New Term Loan is secured and guaranteed equally and ratably, on a pari passu basis, with obligations of TERP Operating, TerraForm Power, LLC and the other guarantors of its $450 million senior secured revolving credit facility (“Revolver”) entered into on October 17, 2017 in connection with the closing of the merger and sponsorship transaction with affiliates of Brookfield Asset Management Inc.
The following summary of the material terms of the New Term Loan in this Item 1.01 does not purport to be complete and is qualified in its entirety by reference to the full text of the actual agreement filed as Exhibit 10.1 to this Form 8-K and is incorporated herein by reference.
Interest Rate
All outstanding amounts under the New Term Loan bear interest at a rate per annum equal to, at TERP Operating’s option, either (i) a base rate plus a margin of 1.75% or (ii) a reserve adjusted Eurodollar rate plus a margin of 2.75%.
Prepayments
The New Term Loan provides for voluntary prepayments, in whole or in part, subject to notice periods. There are no prepayment penalties or premiums other than customary breakage costs.
Representations and Warranties
The New Term Loan contains customary representations and warranties by Terra LLC, TERP Operating and certain of TERP Operating’s subsidiaries, including, without limitation, representations and warranties related to: organization; requisite power and authority; qualification; equity interests and ownership; due authorization; no conflict; governmental consents; binding obligation; historical financial statements; no material adverse effect; no restricted junior payments; adverse proceedings; payment of taxes; properties; environmental matters; no defaults; governmental regulation; federal reserve regulations; the Securities Exchange Act of 1934, as amended; employee benefit plans; solvency; compliance with statutes; disclosure; anti-terrorism laws; anti-money laundering; embargoed persons; and energy regulatory matters.

Covenants
The New Term Loan contains customary affirmative covenants, subject to exceptions, by Terra LLC, TERP Operating and certain of TERP Operating’s subsidiaries, including, without limitation, covenants related to: financial statements and other reports (including notices of default); existence; payment of taxes and claims; maintenance of properties; insurance; books and records; inspections; lenders meetings; compliance with laws; environmental; subsidiaries; additional material real estate assets; further assurances; ratings and energy regulatory status. The New Term Loan also contains customary negative covenants, subject to exceptions, applicable to Terra LLC, TERP Operating and certain of TERP Operating’s subsidiaries, including, without limitation, covenants related to: indebtedness; liens; no further negative pledges; restricted junior payments; restrictions on subsidiary distributions; investments; fundamental changes; disposition of assets; acquisitions; subordinated debt; transactions with shareholders and affiliates; conduct of business; amendments or waivers of organizational documents; and fiscal year.
The New Term Loan does not contain any financial maintenance covenants.
Collateral
The New Term Loan, each guarantee and any interest rate, currency hedging or renewable energy credit hedging obligations of TERP Operating or any guarantor owed to the administrative agent, any arranger or any lender under the New Term Loan is secured by first priority security interests in (i) all of TERP Operating’s, each guarantor’s and certain unencumbered non-recourse subsidiaries’ assets, (ii) 100% of the capital stock of each of TERP Operating and its domestic restricted subsidiaries and 65% of the capital stock of TERP Operating’s foreign restricted subsidiaries and (iii) all intercompany debt. Notwithstanding the foregoing, collateral under the New Term Loan excludes the capital stock of non-recourse subsidiaries. The New Term Loan is secured and guaranteed equally and ratably, on a pari passu basis, with obligations of TERP Operating, Terra LLC and the other guarantors of its $450 million Revolver.
Item 1.02 Termination of a Material Definitive Agreement.
Concurrently with TERP Operating’s entry into the New Term Loan and with a portion of the proceeds of the New Term Loan, TerraForm Private Operating II, LLC (“TERP Private II”), an indirect subsidiary of the Company, repaid and terminated its Midco Portfolio Term Loan with Citibank, N.A., as Administrative Agent, Joint Lead Arranger and Joint Bookrunner, Citigroup Global Markets Inc., Goldman Sachs Bank USA, Macquarie Capital (USA) Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley Senior Funding, Inc., as Joint Lead Arrangers, Joint Bookrunners and Co-Syndication Agents, and KeyBank National Association and Royal Bank of Canada, as Co-Documentation Agents, and certain lenders. The Midco Portfolio Term Loan had an original aggregate principal balance of $500 million, and at the time of repayment, had an outstanding aggregate principal balance of $300 million. The Midco Portfolio Term Loan was guaranteed by TERP Private II and certain of TERP Private II’s domestic subsidiaries. Borrowings under the Midco Portfolio Term Loan were secured by first priority security interests in (i) all of TERP Private II’s and each guarantor’s assets, (ii) 100% of the capital stock of each of TERP Private II and its domestic restricted subsidiaries and 65% of the capital stock of TERP Private II’s foreign restricted subsidiaries (but were not secured by the capital stock of non-recourse subsidiaries) and (iii) all intercompany debt. Outstanding amounts under the Midco Portfolio Term Loan bore interest at a rate per annum equal to, at TERP Private II’s option, either (i) a base rate plus a margin of 4.50% or (ii) a reserve adjusted Eurodollar rate plus a margin of 5.50%. The maturity date of the Midco Portfolio Term Loan was January 15, 2018. There were no prepayment penalties in connection with the termination of the Midco Portfolio Term Loan.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01 Financial Statement and Exhibits.
(d) Exhibits

Exhibit No.	Description
10.1
Term Loan and Guaranty Agreement, dated as of November 8, 2017, among TerraForm Power Operating, LLC, as borrower, TerraForm Power, LLC, as a guarantor, certain subsidiaries of TerraForm Power Operating, LLC, as guarantors, the lenders party thereto from time to time, and Royal Bank of Canada, as administrative agent and collateral agent.

Exhibit Index

Exhibit No.	Description
10.1
Term Loan and Guaranty Agreement, dated as of November 8, 2017, among TerraForm Power Operating, LLC, as borrower, TerraForm Power, LLC, as a guarantor, certain subsidiaries of TerraForm Power Operating, LLC, as guarantors, the lenders party thereto from time to time, and Royal Bank of Canada, as administrative agent and collateral agent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TERRAFORM POWER, INC.

Date: November 13, 2017	By:	/s/ Andrea Rocheleau
	Name:	Andrea Rocheleau
	Title:	General Counsel and Secretary